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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: MARCH 10, 2003








                               INSILCO HOLDING CO.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






           Delaware                 0-24813                    06-1158291
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(STATE OR OTHER JURISDICTION OF   (COMMISSION                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NO.)            IDENTIFICATION NUMBER)





                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
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          (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER INCLUDING
             AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On March 7, 2003, the United States Bankruptcy Court for the District of Delaware entered an order confirming a plan to sell substantially all the assets of Insilco Holding Co.'s subsidiary, Insilco Technologies, Inc. under the jointly administered case number 02-13672.

Under the signed order Insilco Technologies, Inc., and certain of its subsidiaries, agreed to sell all the passive components business to Bel Fuse Ltd. for approximately $35 million; a substantial majority of the custom assembly business to Amphenol Corporation for approximately $14 million; the custom assembly business located at Insilco's North Myrtle Beach facility to LL&R Partnership, a private investor group, for $1.7 million; and the stamping business to SRDF Acquisition Company LLC, a private investor group, for approximately $13 million. Insilco Technologies, Inc. agreed to sell the Ireland-based custom assembly business to that facility's general manager outside of the bankruptcy proceedings.

As of March 7, 2003, the estimated assets and liabilities of Insilco Holding Co. were $134.8 million and $631.8 million, respectively.

On March 10, 2003, Insilco Holding Co. issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99 (a) and incorporated herein by reference.








ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


              EXHIBIT NO.                    DESCRIPTION
              -----------                    -----------

                99 (a)             Press release of Insilco Holding Co.
                                   issued March 10, 2003.



















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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              INSILCO HOLDING CO.
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                                              Registrant



Date:  March 11, 2003                         By: /s/ MICHAEL R. ELIA
                                                  -------------------------
                                                  Michael R. Elia
                                                  Senior Vice President and
                                                  Chief Financial Officer






















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


                                  EXHIBIT INDEX





     EXHIBIT NO.                        DESCRIPTION
     -----------                        -----------

      99 (a)                  Press release of Insilco Holding Co.
                              issued March 10, 2003.




















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